UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018 (February 8, 2018)

SharpSpring, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 SW 2nd Avenue, Gainesville, FL	32601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-428-9605

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Richard Carlson

On February 8, 2018, the registrant entered into an employee agreement amendment with Richard Carlson, the registrant’s Chief Executive Officer and President. The employee agreement amendment amends Mr. Carlson’s previous employee agreement to (i) increase his base salary to $330,000 per year, and (ii) increase his annual bonus opportunity to $70,000. Mr. Carlson was also granted a stock option to purchase 100,000 shares of the registrant’s common stock. The options vest over a 4-year period, with 1/48 vesting each month. The description of Mr. Carlson’s employee agreement amendment is not complete and is qualified in its entirety by reference to the employee agreement amendment attached hereto as Exhibit 10.1, which is incorporated by reference herein.

Edward Lawton

On February 8, 2018, the registrant entered into an employee agreement amendment with Edward Lawton, the registrant’s Chief Financial Officer. The employee agreement amendment amends Mr. Lawton’s previous employee agreement to (i) increase his base salary to $200,000 per year, and (ii) increase his annual bonus opportunity to $70,000. Mr. Lawton was also granted a stock option to purchase 75,000 shares of the registrant’s common stock. The options vest over a 4-year period, 25% vest after one year with the remaining vesting monthly in equal installments of 1/48 thereafter. The description of Mr. Lawton’s employee agreement amendment is not complete and is qualified in its entirety by reference to the employee agreement amendment attached hereto as Exhibit 10.8, which is incorporated by reference herein.

Travis Whitton

On February 8, 2018, the registrant entered into an employee agreement amendment with Travis Whitton, the registrant’s Chief Technology Officer. The employee agreement amendment amends Mr. Whitton’s previous employee agreement to (i) increase his base salary to $175,000 per year, and (ii) increase his annual bonus opportunity to $30,000. Mr. Whitton was also granted a stock option to purchase 50,000 shares of the registrant’s common stock. The options vest over a 4-year period, 25% vest after one year with the remaining vesting monthly in equal installments of 1/48 thereafter. The description of Mr. Whitton’s employee agreement amendment is not complete and is qualified in its entirety by reference to the employee agreement amendment attached hereto as Exhibit 10.4, which is incorporated by reference herein.

Adoption of 2018 Executive Bonus Plan

On February 8, 2018, the registrant adopted a 2018 Executive Bonus Plan for its executive officers, which provides for quarterly payouts to executives upon obtaining certain levels of revenue and EBITDA. Payouts shall be based on a grid adopted by the Compensation Committee, with 70% of the bonus payout being determined based on revenue growth and 30% of the payout being determined based on EBITDA levels compared to plan. The maximum quarterly payout shall be 100% of target, but annual payouts may be adjusted up to 200% of target based on over-achievement of annual metrics following the year end calculation.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Employee Agreement Amendment – Richard Carlson.*
10.2	Employee Agreement Amendment – Richard Carlson (incorporated by reference to the Company’s Form 8-K filed 4/15/17).
10.3	Employee Agreement – Richard Carlson (incorporated by reference to the Company’s Form 8-K filed 9/14/15).
10.4	Employee Agreement Amendment – Travis Whitton.*
10.5	Employee Agreement Amendment – Travis Whitton (incorporated by reference to the Company’s Form 8-K filed 8/1/17).
10.6	Employee Agreement Amendment – Travis Whitton (incorporated by reference to the Company’s Form 8-K filed 7/8/16).
10.7	Employee Agreement – Travis Whitton (incorporated by reference to the Company’s Form 8-K filed 7/8/16).
10.8	Employee Agreement Amendment – Edward Lawton.*
10.9	Employee Agreement Amendment – Edward Lawton (incorporated by reference to the Company’s Form 8-K filed 8/1/17).
10.10	Employee Agreement Amendment – Edward Lawton (incorporated by reference to the Company’s Form 8-K filed 6/24/15).
10.11	Employee Agreement – Edward Lawton (incorporated by reference to the Company’s Form 8-K filed 8/18/14).

*    Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

By:	/s/ Edward S. Lawton
Edward S. Lawton,
Chief Financial Officer

Dated: February 12, 2018